United States
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2015

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BNC Bancorp
(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 210
High Point, North Carolina 27265
(Address of principal executive offices)

(336) 476-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))
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Item 1.01    Entry into a Material Definitive Agreeement

On June 1, 2015, Bank of North Carolina (the “Bank”), the wholly-owned subsidiary of BNC Bancorp (the “Company”), entered into a Purchase and Assumption Agreement (the “Agreement”) with CertusBank, N.A. (“Certus”), pursuant to which the Bank has agreed to purchase, and Certus has agreed to sell, approximately $284 million in customer deposits, approximately $210 million in loans and seven branch offices (the “Acquired Branches”) of Certus’ South Carolina banking operation.

The Acquired Branches are located at the following addresses:

•	6650 Calhoun Memorial Highway, Easley, South Carolina 29640

•	2415 Laurens Road, Greenville, South Carolina 29607

•	1111 Augusta Road, Greenville, South Carolina 29605

•	3900 Pelham Road, Greenville, South Carolina 29615

•	530 West Wade Hampton Boulevard, Greer, South Carolina 29650

•	787-H East Butler Road, Mauldin, South Carolina 29662

•	531 East Main Street, Spartanburg, South Carolina 29302

The purchase price will be $8,542,000 for the Acquired Branches and related assets, par value for the loans acquired, and a premium of 2.75% for the deposit balances assumed by the Bank.

The consummation of the transaction is subject to customary regulatory approvals and is expected to close in the fourth quarter of 2015.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is attached as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

Item 8.01 Financial Statements and Exhibits

On June 1, 2015, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company has also posted supplemental information on its website http://www.bncdeliversmore.com/investorpresentation related to the Agreement. A copy of the supplemental information is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking any obligation to update this supplemental information.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 2.1 – Purchase and Assumption Agreement, dated June 1, 2015, by and between Bank of North Carolina and
CertusBank, N.A.

Exhibit 99.1 – Press release, dated June 1, 2015

Exhibit 99.2 – Supplemental Information, dated June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2015

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Senior Executive Vice President
& Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.        Description of Exhibit
Exhibit 2.1         Purchase and Assumption Agreement, dated June 1, 2015, by and between Bank of North Carolina and CertusBank, N.A.

Exhibit 99.1         Press release, dated June 1, 2015

Exhibit 99.2        Supplemental Information, dated June 1, 2015

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